Dow 30SM Enhanced Premium & Income Fund Inc.

Supplement dated July 11, 2007 to the

Prospectus dated May 24, 2007

IQ Investment Advisors LLC (“IQ Advisors”) serves as investment adviser to Dow 30SM Enhanced Premium & Income Fund Inc. (the “Fund”) and Nuveen Asset Management (“NAM”) serves as the subadviser of the Fund. On June 20, 2007, Nuveen Investments Inc. (“Nuveen Investments”), the parent company of NAM, announced that it had entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group’s financial advisors and investors include Merrill Lynch and Merrill Lynch Global Private Equity, Wachovia and Wachovia Capital Partners, LLC, Citi, Deutsche Bank and Deutsche Bank Investment Partners and Morgan Stanley. IQ Advisors is owned and controlled by Merrill Lynch.

The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments’ stockholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement and the expiration of certain regulatory waiting periods. The obligation of the investor group to consummate the merger is not conditioned on its obtaining financing. The Merger Agreement includes a “go shop” provision through July 19, 2007 during which Nuveen Investments may actively solicit and negotiate competing takeover proposals. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

NAM does not anticipate any change to the portfolio management team or other key personnel of NAM that currently provide services to the Fund as a result of the merger.

The consummation of the merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the current investment subadvisory agreement (the “Subadvisory Agreement”) between IQ Advisors and NAM. Under the terms of the Subadvisory Agreement, an assignment will result in its automatic termination. It is anticipated that the Board of Directors of the Fund will consider a new investment subadvisory agreement between IQ Advisors and NAM prior to the consummation of the merger. The new subadvisory agreement is expected to be substantially the same as the Subadvisory Agreement, including providing for the same subadvisory fee. If approved by the Board, the new agreement would be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. If the merger is not consummated, then NAM will continue to operate in its current form. If the merger is consummated prior to the shareholder vote, the Fund may rely on Rule 15a-4 under the Investment Company Act of 1940 to operate under an interim subadvisory agreement for up to 150 days pending shareholder approval of the new subadvisory agreement.

Code: DPOSTK-0707